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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       AND THE PRINCIPAL FINANCIAL OFFICER


I, Christine Koenemann, Principal Executive Officer and Principal Financial Officer of Westbridge Research Group (the "Registrant"), does hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the annual report on Form 10-KSB of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


March 13, 2009                              /s/ Christine Koenemann
                                            ------------------------------------
                                            Principal Executive Officer and
                                            Principal Financial Officer